© 2010 Mercury Computer Systems, Inc. Eleventh Annual Investor Conference November 10, 2010 New York, NY Exhibit 99.1

© 2010 Mercury Computer Systems, Inc.
This presentation  contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to fiscal 2011 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,”
“will,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” and similar expressions.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the
Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and divestitures or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the
Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2010. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides adjusted EBITDA and free cash flow, which are non-GAAP financial measures.  Adjusted EBITDA excludes certain non-cash and other specified charges. Free cash flow is defined as cash flow from operating activities less capital expenditures.  The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA and free cash flow is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA and free cash flow financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Company’s most recent earnings release, which can be found on our website at www.mc.com/mediacenter/pressreleaseslist.aspx.
Forward-Looking Safe Harbor Statement

© 2010 Mercury Computer Systems, Inc.
• Corporate Overview
–
Mark Aslett, President & CEO
• Keynote:  ADM Edmund P. Giambastiani (USN Ret)
Former Vice Chair, US Joint Chiefs of Staff
• Coffee Break (20 min)
• Mercury Federal Systems (MFS)
• Advanced Computing Solutions (ACS)
• Financial Review
• Closing Remarks / Q&A
Agenda

© 2010 Mercury Computer Systems, Inc.
•
MRCY on NASDAQ
•
500+ employees worldwide
•
FY10 revenues of $200M,
15% Adj. EBITDA
•
Defense revenue ~80% and
42% growth (12% CAGR) FY07–10
•
Real-time digital image, signal
and sensor processing solutions
•
Advanced Computing Solutions
(ACS), Mercury Federal Systems
(MFS) divisions
Best-of-breed provider of commercially developed, open
application ready and multi-INT subsystems for the ISR market
Introducing Mercury Computer Systems

© 2010 Mercury Computer Systems, Inc.
The Mercury executive team
Gerald M. Haines II
SVP Corporate Development

David R. Martinez
President, MFS
Mark Aslett
President & CEO
Robert E. Hult
CFO & Treasurer
Didier M.C. Thibaud
SVP & GM, ACS
Craig A. Saline
SVP Human Resources
Dr. Ian Dunn
CTO, ACS
Stephen G. Anderson
VP Product Management
& Operations, ACS
Leon K. Woo
VP Engineering, ACS
Brian Hoerl
VP  Sales, ACS
Charles  A.  Speicher
VP, Controller and Chief
Accounting Officer

© 2010 Mercury Computer Systems, Inc.
The Mercury board of directors

George W. Chamillard
Retired Chairman & CEO, Teradyne Inc.
Vincent Vitto
Chairman of the Board
Retired President & CEO, Draper Labs
George K. Muellner
Retired President, Advanced Systems for
Integrated Defense Systems, Boeing;
Former Principal Deputy, Office of the Assistant
Secretary of the Air Force for Acquisition
William K. O’Brien
Former Global Managing Partner,
PricewaterhouseCoopers (PwC)
Lee C. Steele
Partner, Tatum, LLC
Michael A. Daniels
Retired Sector Vice President, SAIC
Former Chairman & CEO, Network Solutions
James K. Bass
Retired President & CEO, Piper Aircraft
Mark Aslett
President & CEO

© 2010 Mercury Computer Systems, Inc. 7 Mercury continues to transform and grow First two phases complete. Focused on growth and acquisitions

© 2010 Mercury Computer Systems, Inc.

FY07 – FY10: Restored profitability and growth
Defense 42% growth (12% CAGR) since FY07.  FY10 Adjusted EBITDA 15%
Not
Reported
Notes:
•
FY07 figures are as reported in the Company’s fiscal 2007 form 10K and have not been restated for discontinued operations.
•
FY08 – FY10 figures are as reported in the Company’s fiscal 2010 form 10K.
•
FY10 Earnings per Share were positively influenced by the partial reversal of the valuation allowance against deferred tax assets and an effective FY10 tax rate benefit of approximately 5%

© 2010 Mercury Computer Systems, Inc.
Mercury’s vision

Transform Mercury’s profile and market
position from a commercial item (“COTS”)
vendor to the Primes to a “National Asset”
and critical component of the Prime, DoD
and Intelligence Community industrial base
for affordable Intelligence, Surveillance and
Reconaissance subsystems and capabilities
Best-of-breed provider of commercially developed, open
application ready and multi-INT subsystems for the ISR market

Deployed on 300+ programs with 26 Primes
We’ve been making customers successful for 30 years
Global Hawk
BAMS
Global Hawk
BAMS
F-35
F-35
SEWIP
SEWIP
AEGIS
AEGIS Ashore
AEGIS
AEGIS Ashore
Guardrail
Guardrail
Sampson
Sampson
Patriot
Patriot
Predator
Predator
Reaper
WAAS
Reaper
WAAS
Ocean Eye
Ocean Eye
P8
P8
THAAD
THAAD
F-16
F-16
JCREW 3.3
JCREW 3.3
SSEE (E)
SSEE (F)
SSEE (E)
SSEE (F)
© 2010 Mercury Computer Systems, Inc.

•
State-of-the-art, mixed
silicon, real-time embedded
signal processing and multi-
computing solutions
•
Advanced Size, Weight and
Power design and packaging
•
Ruggedized for deployment;
production volume ready
•
Application middleware:
portability, scalability, high-
availability, virtualization
•
Best performance available
using open standards
By delivering superior solutions
We solve problems that can’t be solved with commercial computing
© 2010 Mercury Computer Systems, Inc.
A proud heritage of innovation and technology
leadership

C4I
C4I
EW
EW
Radar
Radar
EO/IR
EO/IR
•
Explosion in sensors and
overwhelming data
•
EW:  new and rapidly
evolving threats
•
Radar:  smaller, faster
targets. New technologies
•
EO/IR:  leap in imaging
detail, onboard exploitation
and real-time tactical access
•
C4:  Net-centric command,
control and collaboration
•
Time to relevant
information is critical
Causing greater demand for Mercury’s solutions and capabilities
However, today’s threats are more challenging
© 2010 Mercury Computer Systems, Inc.

•
DoD budget projections are:
– $667B in 2009
– $693B in 2010
– $708B in 2011
•
Frost & Sullivan DoD C4ISR spending:
– $41.2B in 2009
– $42.7B in 2010
– $43.3B in 2011
C4ISR spending is approx 6% of total DoD spending annually
DoD budget request and C4ISR forecast
Source: US DoD C4ISR Market, Frost & Sullivan, June 2010

© 2010 Mercury Computer Systems, Inc.

•
Topline DoD budget pressure
•
2-3% budget growth in real terms
•
Save $100B in overhead over 5 years
•
Provide the war fighting capability our
Nation needs with the dollars we have
•
Obtain greater efficiency, affordability
and productivity in Defense spending
•
Avoid program turbulence and maintain
a vibrant and healthy Defense industry
DoD focused on better buying power through government
and industry productivity growth
Defense procurement reform: Restoring
affordability to Defense goods and services

© 2010 Mercury Computer Systems, Inc.

1. Target affordability and control
cost growth
2. Incent productivity and
industry innovation
3. Promote real competition
4. Improve tradecraft in
services acquisition
5. Reduce non-productive processes
and bureaucracy
© 2010 Mercury Computer Systems, Inc.
DoD focused on better buying power through government
and industry productivity growth
Secretary Gates and Undersecretary Carter have
issued 23 principal actions in five major areas:

© 2010 Mercury Computer Systems, Inc.
Mandate affordability Drive productivity
growth will cost
/should cost
Eliminate
portfolio
redundancy
Economical
production runs
Shorter program
timelines
Reward contractors for
supply chain and indirect
expense management
Increase use of fixed
priced incentive firm
target contracts
Adjust progress payment to
incent performance
Preferred supplier
program
Reinvigorate industry’s
independent R&D
Require open systems
architectures
Increase dynamic small
business role in Defense

1. Target affordability and
control cost growth
2. Incent productivity and
industry innovation
3. Promote real
competition
4. Improve tradecraft in
services acquisition
5. Reduce non-productive
processes and
bureaucracy
Mercury fully supports the DoD initiatives and has
an important role in achieving the desired goals
DoD focused on better buying power through government
and industry productivity growth

© 2010 Mercury Computer Systems, Inc.
In addition, and as a direct result of procurement
reform, our customers are seeking ways to:
•
Reduce risk (technical –
programmatic  – business)
•
Increase P-Win on must win
new programs and upgrades
•
Maintain or improve
margins under firm fixed
contract awards
•
Compress development and
deployment cycles
•
Differentiate from
competition with less IRAD
•
Turn fixed operating costs to
variable period expenses
© 2010 Mercury Computer Systems, Inc.
Primes moving to outsourcing with best-of-breed partners

© 2010 Mercury Computer Systems, Inc.
Over the years Primes have utilized different
approaches to these challenges …
© 2010 Mercury Computer Systems, Inc.
Let’s look at these in more detail …
Best-of-breed
Open and extensible
subsystem solution - choices
from best among eco-system
Best-of-breed
Best-of-breed
Open and extensible
Open and extensible
subsystem solution -
subsystem solution -
choices
choices
from best among eco-system
from best among eco-system
Catalog / COTS boards
Integrate commodity solution
Catalog / COTS boards
Catalog / COTS boards
Integrate commodity solution
Integrate commodity solution
In-house make vs. buy
In-house make vs. buy
Internal development
Internal development

© 2010 Mercury Computer Systems, Inc.
Evaluation of alternative approaches from
Prime’s viewpoint
© 2010 Mercury Computer Systems, Inc.
Lowest
Risk
Least
Cost
Reduced
Time
Improved
P-Win
Catalog / COTS boards
Catalog / COTS boards
Catalog / COTS boards
Best-of-breed
subsystem
Best-of-breed
Best-of-breed
subsystem
subsystem
In-house make vs. buy
In-house make vs. buy
= Best = Poor
= Fair
Mercury is helping the Primes succeed in this new environment

© 2010 Mercury Computer Systems, Inc.
Our business model evolved significantly in FY08
in anticipation of the issues the Primes now face
•
Forward looking business
model established FY08
– ACS Services and Systems
Integration
– Mercury Federal Systems
•
Focused on application
ready and ISR subsystems
•
ACS application ready
‘White Box’ subsystems
to Primes
•
MFS classified, platform
ready ISR ‘Black Box’
subsystems to Primes
Capability and flexibility give Primes a competitive advantage

EO/IR
EO/IR
C4I
C4I
EW
EW
Radar
Radar
EO/IR
EO/IR

•
Customizable configurations:
– Open, best-of-breed
building blocks from
Mercury and 3 parties
– From RF to visualization
– SWaP and performance
optimized
– Application middleware:
portability, scalability, high
availability, virtualization
– Prime ISR application ready
– Pre-established TRL, MRL
Mercury is responding with a family of application ready subsystem solutions
What is an application ready ISR subsystem?
What it’s not is simply “Packaged COTS”
© 2010 Mercury Computer Systems, Inc.
rd

© 2010 Mercury Computer Systems, Inc.
Mercury’s application middleware and systems expertise
differentiate us from the competition

If you want a system you need to buy it from a systems vendor
ACS  SSI
ACS  SSI
Primes
Primes
Primes
Primes
Primes
Primes
Traditional /
Competition
Traditional /
Competition
COTS Modular
Horizontally-integrated,
Standards-based,
“Plug-n-Pray”
platform APIs
36 months Time to Market
OS
Platform-focused,
Standards-based,
Rapid deployment &
refresh
12 months Time to Market
ISR Subsystem
Application-focused,
Standards-based,
Open platform APIs
12 months Time to Market
ARS
MFS
MFS
Prime, MFS or Gov’t
Application or IP
Open, Best-of-breed,
Platform Ready,
ISR Subsystem
‘Black Box’
Open, Best-of-breed,
Application Ready
Subsystem from ACS
‘White Box’
Prime Application Prime Application
Middleware
COTS COTS COTS

© 2010 Mercury Computer Systems, Inc.
‘White Box’ success story – Ground Missile Defense
ACS SSI services-led sale leads to production subsystem annuity stream

PROGRAM BACKGROUND:
•
Prime embraced outsourcing. 80%
external vs 20% last time around
•
Desired best-of-breed partners
•
Rapidly needed open ‘COTS’ radar
application ready subsystem
•
Prime provides application, sensor
and platform integration
RADAR APPLICATION READY SUBSYSTEM:
•
OpenVPX processing subsystem
•
Conduction-cooled chassis
•
Multi-plane backplane
•
Modified power supplies
•
Systems management capabilities
•
Delivered as configured subsystem
MERCURY BUSINESS MODEL:
•
ACS SSI services-led sale
•
Leveraged existing product portfolio
•
Paid $6m engineering development
services, $6m systems integration,   $6m
1 production system
•
17-20 country ‘White Box’ production
susbsystem annuity stream
st

© 2010 Mercury Computer Systems, Inc.
‘Black Box’ success story – Wide Area Persistent ISR
MFS services-led sale leads to production subsystem annuity stream

PROGRAM BACKGROUND:
•
Real-time full motion video direct to
troops at tactical edge day and night
•
QRC phase 1 deployment ~12 months
QRC phase 2 expected
•
Open plug and play sensor architecture
•
Best-of-breed model – EO/IR sensors,
processing, algorithms, comm’s
•
Leverage Gov’t IP where possible
MERCURY BUSINESS MODEL:
•
MFS won program – DCAA terms
•
Subcontracted design, development,
integration, production of ‘White Box’ to
ACS SSI – commercial terms
•
‘Black Box’ production subsystem
annuity stream
EO/IR APPLICATION READY SUBSYSTEM:
•FPGA/Intel/GPU processing system
•Solid state storage subsystem
•Sensor & GPS integration
•Algorithm integration
•Onboard exploitation, dissemination

•
Commercial item business model
•
Outsourcing partner to the primes
•
Best-of-breed, open, application
ready ‘White Box’ subsystems
•
Primes can influence and leverage
$40M Mercury IRAD through SSI
•
Leverage R&D investments and
expertise across multiple programs
•
Services led engagement leads to
production subsystem annuities
•
Variable vs. Prime fixed cost model
•
DCAA contracting business model
•
Top secret / SCI personnel
•
Leverages $40M ACS product and
subsystem IRAD investments
•
Enhances ACS application ready
‘White Box’ with classified IP
•
Platform ready, affordable ISR
‘Black Box’ subsystems
•
Uniquely positioned to transition IP
from Government labs to subsystems
•
Variable vs. Prime fixed cost model
•
DCAA contracting business model
•
Top secret / SCI personnel
•
Leverages $40M ACS product and
subsystem IRAD investments
•
Enhances ACS application ready
‘White Box’ with classified IP
•
Platform ready, affordable ISR
‘Black Box’ subsystems
•
Uniquely positioned to transition IP
from Government labs to subsystems
•
Variable vs. Prime fixed cost model
MFS
MFS
Our hybrid business model provides a flexible program
response capability with better value

Capability and flexibility provide affordable value added solutions
ACS
ACS
© 2010 Mercury Computer Systems, Inc.

© 2010 Mercury Computer Systems, Inc.
Acquisition strategy

1. Strengthen and grow the core ACS Defense business:
–
Extend / enhance current product portfolio to include RF, mission computing and communications to increase platform production content
–
Develop and scale an outsourced engineering services and systems integration model leading to production application ready subsystems as the Primes outsource more and divest non-core assets
2. Expand our total addressable market through MFS and increase our ISR domain expertise and capabilities:
–
Transform Mercury’s business model to become a services-led, best-of-
breed ISR subsystems and technology-enabled software and services partner to the Primes
–
Strengthen ISR domain expertise and capabilities: personnel, know-how, clearances, contract vehicles and customer access
Best-of-breed provider of commercially developed, open
application ready and multi-INT subsystems for the ISR market

© 2010 Mercury Computer Systems, Inc.

Acquisition candidate likely characteristics:
•
Focused on ACS product line extensions and
ISR business platform for MFS
•
Businesses that are profitable and growing
•
In the low tens of millions revenue to start
•
Privately held
•
Can be executed with assets on hand or available
•
Accretive within 12 months or less
Best-of-breed provider of commercially developed, open
application ready and multi-INT subsystems for the ISR market

© 2010 Mercury Computer Systems, Inc.
Positioned for growth in a changing industry
• Focused on growing ISR market – strong
position on important, well funded programs
• Outsourcing partner to the Primes – best-of-
breed application ready and ISR subsystems
• Government amenable business model well
aligned with defense procurement reform
• Delivering strong organic growth in defense with
robust proforma target business model
• Pursuing complementary ISR acquisitions to
transition business model and scale
© 2010 Mercury Computer Systems, Inc.
Continuing to build a pure-play, best-of-breed ISR subsystems and technology-enabled software and services company

© 2010 Mercury Computer Systems, Inc.
• Corporate Overview
• Keynote:  ADM Edmund P. Giambastiani (USN Ret)
Former Vice Chair, US Joint Chiefs of Staff
• Coffee Break (20 min)
• Mercury Federal Systems (MFS)
• Advanced Computing Solutions (ACS)
• Financial Review
• Closing Remarks / Q&A
Agenda

© 2010 Mercury Computer Systems, Inc.
•
Opening remarks
•
DoD efficiency initiatives, acquisition reform and
affordability
•
DoD budget outlook
•
Addressing today’s wars and tomorrow’s
potential conflicts
•
Program implications for ISR – and Mercury
•
Summary
Outline

• Corporate Overview
• Keynote:  ADM Edmund P. Giambastiani (USN Ret)
Former Vice Chair, US Joint Chiefs of Staff
• Coffee Break (20 min)
• Mercury Federal Systems (MFS)
–
David Martinez, President
• Advanced Computing Solutions (ACS)
• Financial Review
• Closing Remarks / Q&A
Agenda

© 2010 Mercury Computer Systems, Inc.

© 2010 Mercury Computer Systems, Inc. © 2010 Mercury Computer Systems, Inc.

•
UAV EO/IR QRC &
production
•
SIGINT QRC &
production
•
ISR government labs
IP transfer
•
Best-of-breed
solution provider
•
Classified ISR
subsystems
MFS in the context of Mercury’s five defense
growth drivers
Growth based organically and through acquisitions

© 2010 Mercury Computer Systems, Inc.
US DoD C4ISR: Technology roadmap and trends
2010-2030
© 2010 Mercury Computer Systems, Inc.
Mercury well positioned given its capabilities and programs
Source: US DoD C4ISR Market, Frost & Sullivan, June 2010; Mercury analysis
Intelligence
Surveillance and
Reconnaissance
Electronic
Warfare
Information
Operations
Focus on COMINT, MTI
and FMV. Cross cueing
and interoperability for
geolocation
Tactical and strategic
computing supporting
all source intelligence
with multi-level access
Robust human and
cultural collection
and reporting. Fused
all-source data
Limited capacity to
process, exploit,
disseminate FMV.
Weak multi-INT fusion
Modular payloads.
Smart, autonomous
collection, analysis,
dissemination
Everything and
everybody is a sensor
and a relay
Emphasis on ground
based EW systems.
Advancements in
electronic attack and
counter-measure
technologies
Earnest work to
counter potential peer
threats: anti-ship
missiles, torpedoes and
anti-aircraft missiles
Smart, agile
waveform, frequency
management
2010 2015 2025 2030 2020

= in market today = possible new market

© 2010 Mercury Computer Systems, Inc.
US DoD C4ISR: Technology roadmap and trends
2010-2030
© 2010 Mercury Computer Systems, Inc.
Mercury well positioned given its capabilities and programs
Source: US DoD C4ISR Market, Frost & Sullivan, June 2010; Mercury analysis
Computers
Command and
Control
Tactical
Communications
Embedded COTS for
tactical users. Intel,
GPUs, FPGAs. Shift to
more open integrated
subsystems
New architectures and
onboard for
exploitation on smaller
form factors
Wearable,
networked cognitive
computers with light
weight long lasting
batteries
Resource management
controlled from
distributed common
ground / surface
systems
Interoperable global
intranet. Merging of
onboard processors
with mission
computers
Platform-to-platform
interoperability with
more machine
intervention
Various RF radios and
networks, most with
inadequate bandwidth.
Interim software
defined radio, wireless
IP networks
Seamless COTS-based
software defined radio.
Apps to “pull’
information as needed
Ubiquitous cognitive
radios, multi-level
access and security
2010 2015 2025 2030 2020

= in market today = possible new market

•
Acquire companies with
strong ISR capabilities
•
Team to force-multiply
Mercury’s expertise
•
Transition gov’t IP: Labs,
FFRDCs, UARCs, academia
•
Best-of-breed solutions
across ISR spectrum
•
Emphasis on application
ready subsystems critical
to ISR market
•
Rapid and modular
implementation of
classified applications
Mercury Federal Systems: vision and approach
The ISR systems and
technology services arm of
Mercury Computer Systems
based on affordable, innovative
best of breed open solutions
The ISR systems and
technology services arm of
Mercury Computer Systems
based on affordable, innovative
best of breed open solutions
© 2010 Mercury Computer Systems, Inc.

• Wide area multi-INT
persistent ISR
•
Find and precisely target
enemy intents and
activities
•
Monitor activity in
difficult environments
•
Cross-platform cueing
•
Rapid capabilities at low
cost: 80% solution OK
Layered ISR architecture
Best-of-breed provider of commercially developed, open
application ready and multi-INT subsystems for the ISR market
© 2010 Mercury Computer Systems, Inc.

© 2010 Mercury Computer Systems, Inc.
MFS business value-add evolving towards
onboard exploitation
• Leveraging ACS
building blocks
• Deployed applications
for onboard exploitation
• Affordable and open
architectures enabling
rapid spiral
development
• Future growth driven by
multi-INT net centric
systems, software
and services
© 2010 Mercury Computer Systems, Inc.
The MFS and ACS business model offers more affordable capabilities

© 2010 Mercury Computer Systems, Inc.

Value of Timely Results:
•
Reduces amount of data
processed on the ground
•
“Heavy lifting” onboard
platform to address comm’s
bottlenecks
•
Focuses analysts on
transforming knowledge
into action
Migrating ground multi-INT to onboard platforms
“ Analysts at the AF 480th
ISRW review approximately
820 hours of full-motion video
daily and exploit more than
1,000 targets per day”
ASD News: March 19, 2010

© 2010 Mercury Computer Systems, Inc.

Validation of ACS & MFS leadership and agility
MFS major program: Persistent ISR airborne surveillance
•
Quick reaction capability
with MFS as the payload
provider
•
Partnered with other
agile companies
(Sierra Nevada Corp, ITT,
BAE, L3, Adam Works)
•
Rapid prototyping and
demonstration of
best-of-breed
•
Real-time tailored feeds
directly to the forces
•
Near real-time “TIVO®”
capability

© 2010 Mercury Computer Systems, Inc.

•
Interoperable COMINT
systems
•
Modular ISR planning
and collection
•
Scalable solutions to
include different manned
and unmanned platforms
•
Rapid integration at
affordable costs
– Prototypes
– Low rate initial production
– Full production
Acquisition is focused on expanding into COMINT area
Growth into SIGINT market to address present
and future DoD needs

•
95% revenue growth FY10
•
Beginning FY11 backlog
$2.7M
•
Next-generation persistent
ISR program driving growth
•
Best-of-breed, ISR
subsystem architect,
developer & integrator
•
Leverages ACS application
ready ISR subsystem
solutions
•
Open platform-independent
architectures
Delivered strong revenue growth since FY08 startup
© 2010 Mercury Computer Systems, Inc.

Growth opportunities for MFS
•
Multi-INT onboard processing
•
Initial focus is on EO/IR and COMINT
•
Leverage ACS investments
•
Transition government IP from lab
to deployment
•
Deliver ‘blackbox’ by enhancing
‘whitebox’ ARS with classified IP
•
Center of excellence for rapid and
modular development
Innovative solutions at an affordable price
Broad range of customers
and government sponsors
© 2010 Mercury Computer Systems, Inc.

• Corporate Overview
• Keynote:  ADM Edmund P. Giambastiani (USN Ret)
Former Vice Chair, US Joint Chiefs of Staff
• Coffee Break (20 min)
• Mercury Federal Systems (MFS)
• Advanced Computing Solutions (ACS)
–
Didier Thibaud, SVP and GM, ACS business unit
• Financial Review
• Closing Remarks / Q&A
Agenda
© 2010 Mercury Computer Systems, Inc.

•
Focus on providing application
ready subsystems for C4ISR
•
Leverage technologies and
product between commercial
and defense markets
•
Optimized performance
for SWaP
•
Quick Response Capabilities
(QRC) through service offerings
•
Defense continues its growth
11% CAGR; Radar (32% CAGR)
and EO (29% CAGR) FY07-10
•
Commercial revenues stabilized
Advanced Computing Solutions (ACS)
Defense 36% growth (11% CAGR) since FY07
Commercial stabilized and double digit CAGR in Defense
© 2010 Mercury Computer Systems, Inc.
Note: ACS revenues include intercompany revenue of $.1M in FY08, $2.1M in FY09 and $5.0M in FY10

© 2010 Mercury Computer Systems, Inc.

•
Semiconductor
–
Market rebounding
–
ASML in production
–
KT at end of cycle
•
Communication
–
Entering new area:
4G test equipment
–
New satellite
communication systems
in deployment
•
Homeland Security
–
Design wins still in
development
–
New opportunities
Commercial revenue stabilized
Commercial segment dynamics

© 2010 Mercury Computer Systems, Inc.

•
Design wins:
–
New products & tech refresh
–
New customers
–
New segments
•
Services and Systems
Integration:
–
Outsourcing by Primes
–
Application ready subsystems
•
Program production:
–
Missile defense
–
UAV radar/EW/EO/IR
–
Fighter radar
–
Airborne EW
Well positioned to sustain double-digit defense growth
Go-To-Market strategy driving growth

Open architecture solutions driving design wins

Unique
Value
Driver
Unique
Value
Driver
RF Tuner
Fastest tuning
speed
RF Tuner
Fastest tuning
speed
Best Signal to
Noise Ratio
Best Signal to
Noise Ratio
Leader in DSP
Leader in DSP
First
OpenVPX
architecture
for Intel and
GPU
First
OpenVPX
architecture
for Intel and
GPU
Highest
density in
storage
Highest
density in
storage
Market
Impact
Market
Impact
Meet next
generation
EW
requirements
Meet next
generation
EW
requirements
Best
detection in
SIGINT
Best
detection in
SIGINT
Lead Radar,
EW and
WAAS
markets
Lead Radar,
EW and
WAAS
markets
First deployed
system for
UAVs
First deployed
system for
UAVs
Meet next
generation
WAMI system
requirements
Meet next
generation
WAMI system
requirements
Technology leadership aligned to battlefield requirements
provides superior capabilities to our customers
ACQUIRE DIGITIZE PROCESS EXPLOIT DISSEMINATE
© 2010 Mercury Computer Systems, Inc.

© 2010 Mercury Computer Systems, Inc.

Defense Highlights
•
Aegis – Naval BMD, C4I
•
Patriot – Missile Defense
•
BAMS – SIGINT, Radar
•
Predator / Reaper – Radar
•
ASIP – Airborne SIGINT
•
JCREW – Ground SIGINT
•
SEWIP – Naval SIGINT
•
Cobra Ball – EO/IR
•
SSEE(F) – Naval SIGINT
Commercial Highlights
•
ASML – Semiconductor
•
Artiza – 4G test
•
Hughes – Satellite comms
•
Rapiscan – Baggage scanning
ACS design win value CAGR 15%
Defense CAGR 38%
Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower.

© 2010 Mercury Computer Systems, Inc.

•
Next generation EW
upgrade for NAVY
•
Deployment met
compressed schedule
for field test
•
Leveraged Mercury
application expertise
•
Delivered best-of-breed
application ready subsystem
•
EW performance-optimized
Strong partnership with Prime driving content expansion
which could double the program value to Mercury
SEWIP Block 2 – another $100M+ program
Lockheed Martin displaced incumbent

•
85% revenue growth FY10
•
Expands addressable
market
•
Outsourcing partner to
Defense Primes given
acquisition reform
•
Best-of-breed application
ready ISR subsystem
solutions
•
Services-led engagement
leading to long-term
platform production
annuity streams
Services and Systems Integration delivered
119% CAGR FY08-FY10
© 2010 Mercury Computer Systems, Inc.

•
12 month development
cycle:
–
Services and Systems
Integration engagement
– OpenVPX application ready
building blocks
– SWaP processing optimized
•
Previous generations high
volume ground mobile
–
JCREW 2.1  25,000 systems
–
JCREW 3.2    5,000 systems
•
DoD to begin acquiring
JCREW 3.3 systems in FY13
–
# systems TBD
JCREW 3.3: Next generation Counter IED
Note: Mercury not involved in JCREW 2.1 and 3.2

Program potential could drive significant growth
© 2010 Mercury Computer Systems, Inc.

Global Hawk
BAMS
Global Hawk
BAMS
F-35
F-35
SEWIP
SEWIP
AEGIS
AEGIS
Guardrail
Guardrail
Sampson
Sampson
Patriot
Patriot
Predator
Predator
Reaper
Reaper
Ocean Eye
Ocean Eye
P8
P8
THAAD
THAAD
F-16
F-16
JCREW 3.3
JCREW 3.3
SSEE (E)
SSEE (F)
SSEE (E)
SSEE (F)
Positioned in major programs aligned to defense budget
On key programs which are the foundation for growth
© 2010 Mercury Computer Systems, Inc.

© 2010 Mercury Computer Systems, Inc. © 2010 Mercury Computer Systems, Inc.

• Program in production
• $35M booked in FY10
• First systems installed on
Aegis ships
• 30+ ship upgrade
scheduled over 5 years
• Upside opportunities:
–
New data recorder design
win in FY10
–
Lockheed Martin awarded
Aegis Ashore development
Aegis ballistic missile defense: SPY-1 BMD Radar
$100M+ of expected upgrades for BMD over next 5 years
$100M+ of expected upgrades for BMD over next 5 years

© 2010 Mercury Computer Systems, Inc. © 2010 Mercury Computer Systems, Inc.
$50M-$80M expected additional business over next 5 years
$50M-$80M expected additional business over next 5 years

• First award $18M
–
Development
–
UAE
–
Entering production
• Second award received
–
Taiwan
• Future awards:
–
< 12 months: Saudi
Arabia, Turkey
–
> 12 months: Others
• Major potential with US
Army upgrade
Patriot missile defense: Next generation ground radar

© 2010 Mercury Computer Systems, Inc.

•
Focused on growing ISR market
•
Strategically positioned on important,
well funded defense programs
•
Business model aligned with expected
defense procurement reform
•
Outsourcing partner to the primes
•
Best-of-breed application ready ISR
subsystem provider
Well positioned for growth
Commercial stabilized; strong growth in defense

© 2010 Mercury Computer Systems, Inc.
• Corporate Overview
• Keynote:  ADM Edmund P. Giambastiani (USN Ret)
Former Vice Chair, US Joint Chiefs of Staff
• Coffee Break (20 min)
• Mercury Federal Systems (MFS)
• Advanced Computing Solutions (ACS)
• Financial Review
–
Bob Hult, CFO
• Closing Remarks / Q&A
Agenda

© 2010 Mercury Computer Systems, Inc.

FY07 – FY10: Restored profitability & growth
GAAP FY07 FY08 FY09 FY10
Revenue ($M) 224 190 189 200
Gross Margin
% Revenue
55.6% 57.8% 55.8% 56.3%
Operating
Expenses ($M)
165 115 98 95
Op Income ($M)
% Revenue
(41)
(18.1%)
(5)
(2.8%)
8
4.1%
17
8.7%
EPS (Continuing) ($1.78) ($0.21) $0.35 $1.22
Adj EBITDA ($M)
% Revenue
Not Reported
23
11.8%
23
12.1%
30
14.9%
Operating
Cash Flow ($M)
($10) $14 $11 $16
# Employees  EOY 729 530 517 523
Note: FY07 figures are as reported in the Company’s fiscal 2007 form 10K and have not been restated for discontinued operations.
FY08 – FY10 figures are as reported in the Company’s fiscal 2010 form 10K.

© 2010 Mercury Computer Systems, Inc.
Major business dynamics
Focus on strengthening and growing the defense business
Note: Excludes $5M interco eliminations
Note: Excludes $2M interco eliminations

Note: FY07-10 figures adjusted for discontinued operations

© 2010 Mercury Computer Systems, Inc.

Growth in bookings and backlog
FY07-FY10 Defense CAGR: Bookings 10%, Backlog 10%, 12-month Backlog 18%
Note: FY07-FY10 Total CAGR: Bookings 7%, Backlog 14%, 12-month Backlog 21%. FY07-10 figures adjusted for discontinued operations

© 2010 Mercury Computer Systems, Inc.
FY07-FY10 profitability improves

Notes:
•
FY07 figures are as reported in the Company’s fiscal 2007 form 10K and have not been restated for discontinued operations.
•
FY08 – FY10 figures are as reported in the Company’s fiscal 2010 form 10K.
•
FY10 Earnings per Share were positively influenced by the partial reversal of the valuation allowance against deferred tax assets and an effective FY10 tax rate benefit of approximately 5%

© 2010 Mercury Computer Systems, Inc.

• Supply chain
transformation
–
Engineering methods
–
Investments in DFM
–
Operational efficiencies
–
Reduced lead times
–
Improved cost of quality
–
Inventory reduced $10M
from Q3 FY08 to Q1 FY11
• Customer satisfaction
–
Blue chip customers
–
End-of-quarter shipment
skew remains an issue
Efficient working capital platform to support
growth
Note: Inventory figures are as reported in the Company’s form 10K in the year reported.

© 2010 Mercury Computer Systems, Inc. Much improved cash conversion cycle 63 Note: Cash conversion calculation = DSO’s + Inventory Days – A/P Days

© 2010 Mercury Computer Systems, Inc.
Mercury’s balance sheet poised for investment
Acquisition financing available

Generating positive free cash flow from operations; zero debt
Q1’11 ($M)
Cash and marketable securities 82
Other financing sources:
• Operating line of credit
15
• Acquisition line of credit
20
• Universal shelf registration
100

© 2010 Mercury Computer Systems, Inc.

• Target business model
organic growth only
• ACS / MFS approx
90% / 10% revenue split
• High mix, low volume
• R&D investments
delivering significant
added value
• Increased services and
systems integration
• Services-led design wins
lead to production
subsystem annuity stream
Robust target business model
GAAP
MFS
Proforma
ACS
Proforma
Target
Business
Model
Revenue
100% 100%
100%
Gross
Margin
20% 55%
54+%
SG&A
12% 23%
Low-mid
20’s
R&D
0% 19%
High Teens
Income from
Operations
~8% ~13%
12-13%
Adj EBITDA
~11% ~18%
17-18%

© 2010 Mercury Computer Systems, Inc.

Results approaching the target business model
Operating leverage with growth
GAAP FY08 FY09 FY10
Target Business
Model
Revenue 100% 100% 100% 100%
Gross Margin 58% 56% 56% 54+%
SG&A 37% 29% 27% Low-mid 20’s
R&D 24% 22% 21% High Teens
Operating
Income
(3%) 4% 9% 12-13%
Adj EBITDA 12% 12% 15% 17-18%
Note:  FY08 – FY10 figures are as reported in the Company’s fiscal 2010 form 10K.

Q1 FY11 year over year comparison (GAAP)
GAAP Q1 FY10 Q1 FY11 Delta
Revenue ($M) 47 52 10%
Gross Margin
% Revenue
57.6% 58.8% 120 bps
Operating Expenses  ($M) 22 25 (3)
Operating Income ($M)
% Revenue
5
10.7%
5
10.1%
0
(.6) pts
Adj EBITDA 8 9 1
EPS $0.19 $0.16 ($0.03)
Op Cash Flow ($M) 3 9 6
Total Backlog ($M)
12-mo Backlog($M)
99
62
104
91
5%
45%
Notes:
•All historical income statement figures have been restated for operations that have been discontinued subsequent to that time.
•Q1 FY10 tax rate 17%, Q1 FY11 tax rate 36%
© 2010 Mercury Computer Systems, Inc.

© 2010 Mercury Computer Systems, Inc.
Q2 FY10
Actual
Quarter Ending Dec 31, 2010
Low High
Revenues ($M)
$45 $54 $55
GAAP EPS
$0.08 $0.10 $0.12
Adj EBITDA ($M)
$5.5 $7.1 $7.7
Note - Adj EBITDA Adjustments: ($M)
Net Income (Continuing)
1.9 2.4 2.8
Stock compensation
1.5 1.3 1.3
Impairment
0.2 0.0 0.0
Interest Expense
0.1 0.0 0.0
Interest Income
(0.2) (0.0) (0.0)
Taxes
0.3 1.4 1.6
Amortization
0.4 0.4 0.4
Depreciation
1.2 1.6 1.6
Adj EBITDA ($M)
5.5 7.1 7.7
Q2 FY11 guidance
68 Note:  Q2 FY10 tax rate 15%, Q2 FY11 tax rate 36%

Last 13 quarter’s revenues and EPS exceeded
or met the top end of guidance
2008
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue ($M) 49.2 48.0 52.6 51.0 56.5 53.0-55.0 55.2 53.0-56.0
EPS ($) 0.09 (0.08) 0.04 (0.05) 0.04 (0.04)-0.00 0.01 (0.05)-0.01
2009
Q1 Q2 Q3 Q4
Revenue ($M) 49.1 47.0-49.0 50.7 47.0-49.0 50.6 48.0-50.0 48.4 46.0-48.0
EPS ($) 0.07 (0.07)-(0.03) 0.03 (0.05)-0.00 0.20 0.05-0.09 0.13 0.05-0.08
2010
Q1 Q2 Q3 Q4
Revenue ($M) 47.4 43.0-45.0 45.2 40.0-42.0 43.6 41.0-43.0 63.6 58.0-60.0
EPS ($) 0.19 0.03-0.08 0.08 (0.08)-(0.04) 0.16 (0.15)-(0.11) 0.77 0.25-0.28
2011
Q1 Q2 Q3 Q4
Revenue ($M) 52.1 48.0-50.0 54.0-55.0
EPS ($) 0.16 0.03-0.06 0.10-0.12
Note:
Non-GAAP
GAAP
© 2010 Mercury Computer Systems, Inc.

•
Restored profitability and growth
•
Improved working capital efficiencies
•
Healthy cash flows from operations
•
Strong balance sheet with zero debt
•
Capital available for acquisitions
•
Closing on robust target business
model 17-18% adj. EBITDA
Poised for growth and investment
© 2010 Mercury Computer Systems, Inc.

• Corporate Overview
• Keynote:  ADM Edmund P. Giambastiani (USN Ret)
Former Vice Chair, US Joint Chiefs of Staff
• Coffee Break (20 min)
• Mercury Federal Systems (MFS)
–
David Martinez, President
• Advanced Computing Solutions (ACS)
• Financial Review
• Closing Remarks / Q&A
Agenda

© 2010 Mercury Computer Systems, Inc.

MRCY positioned for growth in a changing industry
• Focused on growing ISR market – strong
position on important, well funded programs
• Outsourcing partner to the Primes – best-of-
breed application ready and ISR subsystems
• Government amenable business model well
aligned with defense procurement reform
• Delivering strong organic growth in defense with
robust proforma target business model
• Pursuing complementary acquisitions to
transition business model and scale
Continuing to build a pure-play, best-of-breed ISR subsystems and technology-enabled software and services company

© 2010 Mercury Computer Systems, Inc.

Appendix © 2010 Mercury Computer Systems, Inc.

Glossary

ACS Advanced Computing Solutions Group JCREW
AEGIS Aegis Ballistic Missile Defense System JSTARS Joint Surveillance and Target Attack Radar System
API Application Programming Interface KT KLA Tencor
ASIP Airborne Signals Intelligence Payload LSRS Littoral Surveillance Radar System
ASML Advanced Semiconductor Materials Lithography MFS Mercury Federal Systems
BAMS Broad Area Maritime Surveillance MRL Manufacturing Readiness Level
BMD Ballistic Missile Defense MTI Moving Target Indicator
C4 Command, Control, Communications, Computers NFOV Narrow Field of View
C4ISR Command, Control, Communications, Computers,
Intelligence, Surveillance, Reconnaissance
NTM National Technical Means
COMINT Communications Intelligence OpenVPX System-level specification for VPX, initiated by Mercury
COTS Commercial off-the Shelf OS Operating System
DCAA Defense Contract Audit Agency P-Win Probability of Win
DFM Design for Manufacturing QRC Quick Reaction Capability
DoD Department of Defense RF Radio Frequency
DSP Digital Signal Processing SAR Synthetic Aperture Radar
EO Electro-optical SEWIP Surface Electronic Warfare Improvement Program
EW Electronic Warfare SIGINT Signals Intelligence
FFRDC Federally Funded Research &Development Center SSEE Ships Signal Exploitation Equipment
FMV Full Motion Video SSI Services & Systems Integration Group
FPGA Field Programmable Gate Array SWaP Size Weight and Power
GMTI Ground Moving Target Indicator TCPED Tasking, Collecting, Processing, Exploitation, and Dissemination
GPU Graphics Processing Unit THAAD Theatre High-Altitude Area Defense Missile System
HUMINT Human Intelligence TRL Technology Readiness Level
IMINT Imagery Intelligence UAE United Arab Emirates
INT Intelligence UARC University Affiliated Research Center
IP Intellectual Property UAV Unmanned Airborne Vehicle
IR Infrared VADER Vehicle and Dismount Exploitation Radar
IRAD Internal Research & Development WAAS Wide area airborne surveillance
ISR Intelligence, Surveillance, and Reconnaissance WAMI Wide area motion imagery
© 2010 Mercury Computer Systems, Inc.
Joint Counter Radio Controlled Improvised Explosive Device Electronic Warfare

© 2010 Mercury Computer Systems, Inc.

Adjusted EBITDA Reconciliation ($M)
Year Ended Year Ended Year Ended Year Ended
June 30, 2007 June 30, 2008 June 30, 2009 June 30, 2010
Operating Income (loss) $             (40.5) $               (5.4) $                7.7 $            17.3
Adjustment to include interest income/(expense) 2.6 3.1 (0.5) 0.2
Adjustment to include other income/(expense) 2.7 1.5 0.8 1.2
Adjustment to include income tax provision/(benefit) 2.6 3.7 0.1 (9.4)
Income (loss) from continuing operations as reported (37.8) (4.4) 7.9 28.1
Adjustment to include income/(loss) from disco ops, net of income taxes (30.0) (20.3) 0.2
Adjustment to include gain/(loss) on sale of disco ops, net of income taxes (1.0) 11.2 0.1
Net Income (loss) (37.8) (35.4) (1.3) 28.4
Income (loss) from continuing operations as reported (4.4) 7.9 28.1
Interest (income) expense, net (3.1) 0.5 (0.2)
Income tax (benefit) expense 3.7 0.1 (9.4)
Depreciation 7.4 5.6 5.1
Amortization of acquired intangible assets 5.1 2.4 1.7
Restructuring 4.5 1.7 0.2
Impairment of long-lived assets 0.6 0.0 0.2
Stock-based compensation expense 8.8 4.6 4.0
Adjusted EBITDA $                   - $ 22.5 $ 22.9 $ 29.9

© 2010 Mercury Computer Systems, Inc.
Adjusted EBITDA Reconciliation ($M)

Quarter Ended Quarter Ended
September 30, 2009 September 30, 2010
Operating Income (loss) $ 5.1 $  5.2
Adjustment to include interest income/(expense) 0.0 (0.0)
Adjustment to include other income/(expense) 0.3 0.5
Adjustment to include income tax provision/(benefit) 0.9 2.1
Income (loss) from continuing operations 4.4 3.7
Adjustment to include income/(loss) from disco ops, net of income taxes 0.0 (0.1)
Adjustment to include gain/(loss) on sale of disco ops, net of income taxes (0.1) 0.0
Net Income (loss) 4.4 3.6
Income (loss) from continuing operations 4.4 3.7
Interest (income) expense, net (0.0) 0.0
Income tax (benefit) expense 0.9 2.1
Depreciation 1.3 1.4
Amortization of acquired intangible assets 0.4 0.3
Restructuring 0.3 (0.0)
Impairment of long-lived assets 0.0 0.0
Stock-based compensation expense 0.5 1.3
Adjusted EBITDA $ 7.8 $ 8.8